                                                                    EXHIBIT 99.5


                                    GUARANTY

         THIS GUARANTY, dated as of April 25, 2002 (this "Guaranty"), is executed by NACT TELECOMMUNICATIONS, INC., a Delaware corporation, and TELEMATE.NET SOFTWARE, INC., a Georgia corporation (each, individually, a "Guarantor" and collectively, the "Guarantors") in favor of WA TELCOM PRODUCTS CO., INC., a Delaware corporation (the "Guaranteed Party").

         WHEREAS, pursuant to Section 1.2(c) of that certain Stock Purchase Agreement, dated as of July 4, 2001, by and among Verso Technologies, Inc. ("Verso") and the Guaranteed Party, as amended by that certain Closing Agreement, dated as of July 27, 2001 (as so amended, the "Purchase Agreement"), on March 31, 2002, Verso shall pay to the Guaranteed Party the Deferred Amount (as defined in the Purchase Agreement);

         WHEREAS, it is proposed that Verso's obligation to pay the Deferred Amount be restructured pursuant to the terms and conditions of that certain Convertible Secured Promissory Note, dated as of the date hereof (the "Note"), by Verso in favor of the Guaranteed Party;

         WHEREAS, the Guarantors are wholly-owned subsidiaries of Verso and, accordingly, would benefit from such restructuring, including, without limitation, as a result of the increased liquidity and capital reserves of Verso available to fund operations of the Guarantors;

         WHEREAS, the Guarantors are, therefore, jointly and severally willing to guarantee, among other things, the payment in full of all amounts owing by Verso to the Guaranteed Party under the Note; and

         WHEREAS, it is a condition to the Guaranteed Party's willingness to agree to such restructuring that the Debtors execute and deliver this Guaranty;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantors, the Guarantors agree as follows:

SECTION 1. GUARANTY. The Guarantors hereby, jointly and severally, irrevocably and unconditionally, guarantee the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the following (the following collectively referred to as the "Guaranteed Obligations"): (a) all obligations of Verso to pay the principal amount owing under the Note and the accrued interest thereon in accordance with the Note;
(b) all obligations of Verso under any of the other Transaction Documents; and
(c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing. The Guaranteed Party acknowledges and agrees that the exercise of its rights and remedies under this Guaranty is subject to that certain

Subordination Agreement, dated the date hereof, by and among the Guarantors, Verso, the Guaranteed Party and Silicon Valley Bank.

SECTION 2. GUARANTY OF PAYMENT AND NOT OF COLLECTION. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guaranteed Party shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guaranteed Party may have against Verso, any other Guarantor or any other guarantor of the Guaranteed Obligations or commence any suit or other proceeding against Verso, any other Guarantor or any other guarantor of the Guaranteed Obligations in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of Verso, any other Guarantor or any other guarantor of the Guaranteed Obligations; or (c) to make demand of Verso, any other Guarantor or any other guarantor of the Guaranteed Obligations or to enforce or seek to enforce or realize upon any collateral security held by the Guaranteed Party which may secure any of the Guaranteed Obligations. In this connection, the Guarantors hereby waive the right of the Guarantors to require any holder of the Guaranteed Obligations to take action against Verso as provided in Official Code of Georgia Annotated ss.10-7-24.

SECTION 3. GUARANTY ABSOLUTE. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Party with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantors consent thereto or have notice thereof):

         (a) (i) any change in the amount, interest rate or due date or other term of any Guaranteed Obligations, or (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations, or
(iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note, any other Transaction Document, or any other document or instrument evidencing any Guaranteed Obligations, or (iv) any renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Note, the other Transaction Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Note, the other Transaction Documents, or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Guaranteed Party of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral security for the Guaranteed Obligations;

         (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Verso;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or Verso or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any invalidity or nonperfection of any security interest in or lien on, or any other impairment of, any collateral securing any of the Guaranteed Obligations or any failure of the Guaranteed Party to preserve any such collateral security or any other impairment of any such collateral;

         (g) any application of sums paid by Verso or any other Person with respect to the liabilities of Verso to the Guaranteed Party, regardless of what liabilities of Verso remain unpaid;

         (h) any defect, limitation or insufficiency in the borrowing powers of Verso or in the exercise thereof;

         (i) any act or failure to act by the Guaranteed Party which may adversely affect any Guarantor's subrogation rights, if any, against Verso to recover payments made under this Guaranty; or

         (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantors.

Further, this Guaranty shall remain in effect, and no Guarantor shall be discharged from its obligations or liabilities hereunder, in the event all or any portion of the equity securities of any Guarantor are sold, transferred or otherwise disposed of to another Person and such Guarantor no longer constitutes a Subsidiary of Verso.

SECTION 4. ACTION WITH RESPECT TO GUARANTEED OBLIGATIONS. The Guaranteed Party may, at any time and from time to time, without the consent of, or notice to, the Guarantors, and without discharging the Guarantors from their obligations hereunder take any and all actions described in Section 3 above and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guaranteed Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guaranteed Obligations or increasing, decreasing or otherwise changing the interest rate or fees that may accrue on any of the Guaranteed Obligations; (b) amend, modify, alter or supplement the Note or any other Transaction Document or any other document evidencing any Guaranteed Obligations; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing all or any part of the Guaranteed Obligations; (d) release any Guarantor or any other Person liable in any manner for the payment or collection of the Guaranteed Obligations; (e) exercise, or refrain from exercising, any rights against Verso or any other Person (including, without limitation, any Guarantor or any other guarantor of the Guaranteed Obligations); and (f) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as the Guaranteed Party shall elect.

SECTION 5. WAIVER. The Guarantors, to the fullest extent permitted by law, hereby waive notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantors or which otherwise might operate to discharge the Guarantors from their obligations hereunder.

SECTION 6. INABILITY TO ACCELERATE LOAN. If the Guaranteed Party is prevented under any applicable law or otherwise from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Guaranteed Party or such holder shall be entitled to receive from the Guarantors, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

SECTION 7. REINSTATEMENT OF GUARANTEED OBLIGATIONS. If a claim is ever made upon the Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including Verso or a trustee in bankruptcy for Verso), then, and in such event, the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Note, the other Transaction Documents, or any other instrument evidencing any liability of Verso, and the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

SECTION 8. WAIVER OF SUBROGATION. The Guarantors hereby waive to the fullest extent possible, until such time as the Guaranteed Obligations have been indefeasibly paid in full, any and all claims the Guarantors may have against Verso arising out of any payment by the Guarantors to the Guaranteed Party of any of the obligations pursuant to this Guaranty, including, but not limited to, all such claims of the Guarantors arising out of any right of subrogation, indemnity, reimbursement, contribution, exoneration, payment or any other claim, cause of action, right or remedy against Verso, whether such claim arises at law, in equity, or out of any written or oral agreement between any Guarantor and Verso or otherwise.

         The waivers set forth above are intended by both the Guarantors and the Guaranteed Party to be for the benefit of Verso, and such waivers shall be enforceable by Verso, or any of its successors or assigns, as an absolute defense to any action by the Guarantors against Verso or the assets of Verso, which action arises out of any payment by Verso to the Guaranteed Party upon any of these obligations. The waivers set forth herein may not be revoked by the Guarantors without the prior written consent of the Guaranteed Party and Verso.

SECTION 9. PAYMENTS FREE AND CLEAR. All sums payable by the Guarantors hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any withholding tax or liability imposed by any governmental agency or authority, wherever located, or any statute, rule or regulation promulgated thereby), and in the event that the Guarantors are required by such applicable law or by such governmental agency or authority to make any such deduction or withholding, the Guarantors shall pay to the Guaranteed Party such additional amount as will result in the receipt by the Guaranteed Party of the full amount payable hereunder had such deduction or withholding not occurred or been required. Further, the Guarantors shall not be released or discharged of any of their obligations or liabilities hereunder by reason of any alleged or actual counterclaim that Verso may have against the Guaranteed Party.

SECTION 10. SET-OFF. Each of the Guarantors authorizes the Guaranteed Party at any time and from time to time, after the Guaranteed Party has made demand for, or accelerated, the Guaranteed Obligations, without notice to the Guarantors, which notice the Guarantors hereby expressly waive, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, including any negotiable or non-negotiable certificate of deposit now or hereafter issued by the Guaranteed Party to any Guarantor) or other indebtedness owing by the Guaranteed Party to any Guarantor, to the then outstanding Guaranteed Obligations then due and payable. The rights of the Guaranteed Party under this Section are in addition to, and not in limitation or substitution of, other rights and remedies (including, but not limited to, other rights of set-off) that the Guaranteed Party may have.

SECTION 11. SUBORDINATION OF VERSO'S OBLIGATIONS TO THE GUARANTORS. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Party that all obligations and liabilities owing by Verso to such Guarantor of whatsoever description including, without limitation, all intercompany receivables owing to such Guarantor from Verso ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of Verso to the Guaranteed Party under the terms of the Note and the other Transaction Documents ("Senior Claims").

         If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by Verso to such Guarantor on account of or in any manner in respect of any Junior Claim and such Guarantor shall not receive or accept any such direct or indirect payment.

         In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to such Guarantor on account of or in any manner in respect of any Junior Claim. For the purposes of the immediately previous sentence and Section 13 hereof, "Proceeding" means Verso or such Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), or any other applicable bankruptcy laws; or any involuntary case is commenced against Verso or such Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Verso or such Guarantor; or Verso or such Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Verso or such Guarantor, or any such proceeding is commenced against Verso or such Guarantor; or Verso or such Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Verso or such Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Verso or such Guarantor makes a general assignment for the benefit of creditors; or Verso or such Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Verso or such Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Verso or such Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by Verso or such Guarantor for the purpose of effecting any of the foregoing.

         In the event any direct or indirect payment or distribution is made to any Guarantor in contravention of this Section 11, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Party and shall be immediately paid over to the Guaranteed Party for application against the Guaranteed Obligations.

         Each Guarantor agrees to execute such additional documents as the Guaranteed Party may reasonably request to evidence the subordination provided for in this Section 11.

SECTION 12. AUTOMATIC ACCELERATION IN CERTAIN EVENTS. Upon the occurrence of an Event of Default specified in Section 4(d)(v) or (vi) of the Note, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Guaranteed Party, and regardless of whether payment of the Guaranteed Obligations by Verso has then been accelerated.

SECTION 13. LIMITATION ON GUARANTOR LIABILITY. (a) It is the intent of the Guarantors and the Guaranteed Party that any Guarantor's maximum liability hereunder shall be, but not in excess of:

                  (i) in a Proceeding commenced by or against any Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Party) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (ii) in a Proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Party) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
Section 544 of the Bankruptcy Code; or

                  (iii) in a Proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Party) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of any Guarantor to the Guaranteed Party) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions".

         (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render any Guarantor insolvent, or leave any Guarantor with an unreasonably small capital to conduct its business, or cause any Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Party), as so reduced, to be subject to avoidance under the Avoidance Provisions.

         (c) This Section 13 shall be applicable only in connection with a Proceeding brought by or against any Guarantor and is intended solely to preserve the rights of the Guaranteed Party hereunder to the maximum extent that would not cause the Guaranteed Obligations of such Guarantor to be subject to avoidance under the Avoidance Provisions in connection with any such Proceeding. Neither the Guarantors nor any other Person shall have any right or claim under this Section 13 as against the Guaranteed Party that would not otherwise be available to the Guarantors or such other Person outside of any Proceeding.

SECTION 14. INFORMATION. The Guarantors assume all responsibility for being and keeping themselves informed of Verso's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantors assume and incur hereunder, and agree that the Guaranteed Party will not have any duty to advise the Guarantors of information known to it regarding such circumstances or risks.

SECTION 15. COVENANTS OF THE GUARANTORS. Until the Guaranteed Obligations have been indefeasibly paid and performed in full, each Guarantor hereby covenants and agrees with the Guaranteed Party that it shall perform and observe all covenants, conditions and agreements made or deemed made with respect to it in the Transaction Documents.

SECTION 16. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 17. LOAN ACCOUNTS. The Guaranteed Party may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guaranteed Obligations, and in the case of any dispute relating to any Guaranteed Obligation, the entries in such account shall be binding upon the Guarantors as to the outstanding amount of such Guaranteed Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Guaranteed Party to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

SECTION 18. WAIVER OF REMEDIES. No delay or failure on the part of the Guaranteed Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the

Guaranteed Party of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

SECTION 19. WAIVER OF EXEMPTIONS. To the fullest extent permitted by law, each Guarantor hereby waives and agrees not to claim any and all homestead and other exemptions allowed by the Constitution or laws of the United States of America, the State of Georgia or any other state or district of the United States of America.

SECTION 20. SUCCESSORS AND ASSIGNS. Each reference herein to the Guaranteed Party shall be deemed to include the Guaranteed Party's successors and assigns (including, without limitation, trustees and liquidators) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to a Guarantor shall be deemed to include such Guarantor's executors, administrators, successors and assigns, upon whom this Guaranty also shall be binding. The Guaranteed Party may assign, transfer or sell any Guaranteed Obligation, or grant or sell participation in any Guaranteed Obligations, to any Person or entity without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor's obligations hereunder, provided that any such assignment, transfer or sale shall be in accordance with the terms of the Note. The Guarantors hereby consent to the delivery by the Guaranteed Party to any permitted assignee, transferee or participant of any financial or other information regarding Verso or the Guarantors. No Guarantor may assign or transfer its obligations hereunder to any Person.

SECTION 21. JOINT AND SEVERAL GUARANTEED OBLIGATIONS. This Guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to any Guarantor hereunder, despite the fact that a Guarantor shall become dissolved or liquidated or shall otherwise be released or discharged from its obligations hereunder. The obligations of the Guarantors hereunder are joint and several and each of the Guarantors is liable for the full amount of the Guaranteed Obligations.

SECTION 22. SURVIVAL OF AGREEMENT. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Note, the extensions of any financial accommodations thereunder and the execution and delivery of the other Transaction Documents.

SECTION 23. AMENDMENTS. This Guaranty may not be amended except in writing signed by the Guaranteed Party and the Guarantors.

SECTION 24. PAYMENTS/EXPENSES. All payments made by the Guarantors pursuant to this Guaranty shall be made in the lawful currency of the United States of America, in immediately available funds to the main office of the Guaranteed Party, not later than 11:00 a.m., Atlanta time, on the date three business days after demand therefor. The Guarantors shall pay, on demand, all costs and expenses incurred by the Guaranteed Party in the collection and enforcement of this Guaranty, including the reasonable fees and disbursements of counsel to the Guaranteed Party if collection is sought by or through an attorney.

SECTION 25. NOTICES. All notices, demands or other communications to any Guarantor hereunder shall be in writing and shall be mailed, telecopied, couriered or delivered to the address for such Guarantor set forth below its signature hereto, with a copy to Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054. All such notices, demands and communications shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received.

SECTION 26. SEVERABILITY; ENTIRE AGREEMENT. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Guaranty constitutes the entire agreement of the parties with respect to this guaranty obligation and supersedes all prior agreements, understandings and inducements.

SECTION 27. HEADINGS. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

SECTION 28. REVIEW OF NOTES/TRANSACTION DOCUMENTS. Each Guarantor acknowledges that, prior to the execution and delivery of this Guaranty, such Guarantor has had the opportunity to review and ask questions regarding the Note and the other Transaction Documents referred to therein and to discuss the same and this Guaranty with its counsel.

SECTION 29.       DEFINITIONS.

         For the purposes hereof:

         "Event of Default" means an Event of Default under, and as defined in, any of the other Transaction Documents.

         "Person" shall mean an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Subsidiary" shall mean a Person of which an aggregate of 50% or more of the voting stock of any class or classes or 50% or more of other voting interests is owned of record or beneficially by another Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person.

         "Transaction Documents" has the meaning given such term in the Note.




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                                     -10-

         IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Guaranty as of the date and year first written above.


                                    NACT TELECOMMUNICATIONS, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name: Juliet M. Reising
                                         --------------------------------------
                                    Title: EVP
                                          -------------------------------------

                                           400 Galleria Parkway, Suite 300
                                           Atlanta, Georgia 30339
                                           Attention:  Steven A. Odom
                                           Facsimile No.: (678) 589-3572


                                    TELEMATE.NET SOFTWARE, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name: Juliet M. Reising
                                         --------------------------------------
                                    Title: EVP
                                          -------------------------------------

                                           400 Galleria Parkway, Suite 300
                                           Atlanta, Georgia 30339
                                           Attention:  Steven A. Odom
                                           Facsimile No.: (678) 589-3572

Agreed and Accepted as
of the first day
written above:


WA TELCOM PRODUCTS CO., INC.


By: /s/ Michael F. Mies
   --------------------------------
Name: Michael F. Mies
     ------------------------------
Title: Vice President and Treasurer
      -----------------------------

      945 E. Paces Ferry Road, Suite 2200
      Atlanta, Georgia 30326
      Attention:  Michael F. Mies
      Facsimile No.: (404) 233-2280